UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report March 31, 2016

NIM
Nuveen Select Maturities Municipal Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Share Information	8

Risk Considerations	10

Performance Overview and Holding Summaries	11

Report of Independent Registered Public Accounting Firm	13

Portfolio of Investments	14

Statement of Assets and Liabilities	28

Statement of Operations	29

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	34

Additional Fund Information	41

Glossary of Terms Used in this Report	42

Reinvest Automatically, Easily and Conveniently	43

Board Members & Officers	44

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China's ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy's modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.
For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece's turbulent negotiations with its European Union creditors. China's stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.
Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed's interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.
The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
May 23, 2016

4	Nuveen Investments

Portfolio Manager's Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelvemonth performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2016?
Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. For the first quarter of 2016, real GDP increased at an annual rate of 0.5%, as reported by the "advance" estimate of the Bureau of Economic Analysis, down from 1.4% in the fourth quarter of 2015.
The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in March 2016 from 5.5% in March 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in February 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.6% and 5.4%, respectively.
Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices. Pessimism about the economy's future and lackluster wage growth likely contributed to consumers' somewhat muted spending. Lower energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index CPI rose 0.9% over the twelve-month period ended March 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed's unofficial longer term inflation objective of 2.0%.
Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager's Comments (continued)
the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.
With the current expansion on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.
Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across risky assets and fueled demand for "safe haven" assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling risky assets higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally.
In the broad municipal bond market, yields ended the twelve-month reporting period slightly below where they started, although their downward path was not a straight line. For most of the period, the generally improved condition of the U.S. economy and expectation of rising interest rates propelled municipal bond yields higher. However, after the Fed's first rate hike, subsequent rate hikes seemed unlikely in the near future as the pace of the U.S. economic recovery remained below average and weakness lingered abroad, especially in Europe and China. This helped renew demand for municipal bonds, bolstering prices and weighing on yields (as bond prices and yields move in opposite directions) in the final months of the reporting period.
The municipal market's supply-demand balance was generally favorable over this reporting period. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended March 31, 2016, municipal bond gross issuance nationwide totaled $384.7 billion, an increase of 1.1% from the issuance for the twelve-month period ended March 31, 2015. The uptick in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding fewer bonds on their books, dealers seek to mitigate their exposure that could potentially be worth less or be more difficult to sell in the future. Banks have reduced their participation in the markets in order to hold fewer bonds on their balance sheets. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility.
What key strategies were used to manage NIM during the twelve-month reporting period ended March 31, 2016?
Despite recent bouts of heightened volatility, generally favorable market conditions supported a modest gain in the broad municipal market for the reporting period overall. Our trading activity continued to focus on pursuing the Fund's investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Fund's positioning emphasized intermediate and longer maturities, lower-rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.

6	Nuveen Investments

We've also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal all together.
NIM's overall positioning remained relatively unchanged during the reporting period, except for small increases in the U.S.-guaranteed and transportation sectors. Although the Fund did buy some pre-refunded bonds during this reporting period, the shift was more attributable to the robust advance refunding activity that occurred in the first half of this reporting period, rather than a tactical decision on our part. As a result, the Fund's allocation to AAA rated bonds rose (as pre-refunded bonds are escrowed with U.S. Treasuries), while its A rated weighting decreased (as most of the Fund's called bonds in this reporting period carried single A credit ratings). The Fund's transportation weighting also increased over this reporting period. Toll roads and airports have continued to benefit from improving fundamentals in the economic recovery. Airline and road travel have increased, while airports and toll roads tend to be critical assets with few competitors. Additionally, the Fund's allocation to BBB rated credits rose over the reporting period, as we found attractive opportunities among lower rated bonds. Notable additions included a newly issued bond for Central Texas Regional Mobility Turnpike and some secondary market purchases in Ochsner Clinic (Louisiana) credits and District of Columbia tobacco securitization bonds.
Selling activity was muted in this reporting period, with cash for new purchases generated mainly from maturing and called bonds. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. Also during this reporting period, the Fund sold its remaining Puerto Rico bonds. This exposure included small positions in an insured bond and a (non-governmental) private university bond that totaled less than 1% of the portfolio overall prior to the sale.
How did NIM perform during the twelve-month reporting period ended March 31, 2016?
The table in NIM's Performance Overview and Holding Summaries section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended March 31, 2016. The Fund's returns are compared with the performance of corresponding market indexes.
For the twelve months ended March 31, 2016, the total return on net asset value (NAV) for NIM underperformed both the S&P Municipal Bond Intermediate Index and the national S&P Municipal Bond Index.
The Fund's duration and yield curve positioning was a slight detractor from relative performance over the reporting period, but outperformance from credit rating and sector allocations helped offset the relative loss. The Fund's duration was slightly shorter than the S&P Municipal Bond Intermediate Index, which was disadvantageous during the reporting period's yield curve flattening. As yields on longer-dated bonds fell, NIM's exposure to the longer end of the yield curve contributed positively. However, the short end of the yield curve saw rising yields, which was detrimental to returns because of the Fund's slight overweight in shorter-maturity credits.
The Fund's emphasis on lower rated bonds was a positive contributor to relative outperformance during this reporting period. The Fund's overweight to A and BBB rated credits was especially beneficial, while exposure to below investment grade bonds was mildly positive for returns. Sector allocation aided relative performance, with strong results from the Fund's health care, tobacco, transportation and utilities sectors, as well as favorable credit selection in local general obligation bonds. The gains were slightly tempered by the Fund's exposure to pre-refunded bonds, a group which lagged during this reporting period due to its high credit quality and short maturities.

Nuveen Investments	7

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund's distributions is current as of March 31, 2016. The Fund's distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund's distributions to shareholders were as shown in the accompanying table.

Per Share
Monthly Distributions (Ex-Dividend Date)	Amounts
April 2015	$0.0275
May	0.0275
June	0.0275
July	0.0275
August	0.0275
September	0.0260
October	0.0260
November	0.0260
December	0.0260
January	0.0260
February	0.0260
March 2016	0.0260
Total Monthly Per Share Distributions	$0.3195
Ordinary Income Distribution*	$0.0092
Total Distributions from Net Investment Income	$0.3287
Yields
Market Yield**	2.95%
Taxable-Equivalent Yield**	4.10%

*	Distribution paid in December 2015.

**
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of March 31, 2016, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

8	Nuveen Investments

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund's shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund's dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
SHARE REPURCHASES
During August 2015, the Fund's Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2016, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	1,245,000
OTHER SHARE INFORMATION
As of March 31, 2016, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$10.64
Share price	$10.57
Premium/(Discount) to NAV	(0.66)%
12-month average premium/(discount) to NAV	(2.73)%

Nuveen Investments	9

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NIM.

10	Nuveen Investments

NIM
Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of March 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
NIM at NAV	3.66%	4.73%	4.44%
NIM at Share Price	1.24%	5.09%	4.65%
S&P Municipal Bond Intermediate Index	4.04%	5.09%	5.03%
S&P Municipal Bond Index	3.95%	5.78%	4.78%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Nuveen Investments	11

NIM	Performance Overview and Holding Summaries as of March 31, 2016
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Credit Quality (% of total investments)
AAA/U.S. Guaranteed	16.4%
AA	27.1%
A	32.1%
BBB	18.9%
BB or Lower	3.4%
N/R (not rated)	2.1%
Total	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	20.7%
Transportation	15.0%
U.S. Guaranteed	14.5%
Tax Obligation/General	12.9%
Utilities	12.6%
Health Care	12.6%
Other	11.7%
Total	100%

States and Territories (% of total municipal bonds)
Illinois	15.4%
Texas	11.3%
California	6.8%
New Jersey	6.2%
Pennsylvania	5.8%
New York	5.6%
Florida	4.7%
South Carolina	4.4%
Wisconsin	3.7%
Ohio	3.5%
Arizona	3.0%
Washington	2.7%
Indiana	2.6%
Louisiana	2.5%
Missouri	2.4%
Other	19.4%
Total	100%

12	Nuveen Investments

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen Select Maturities Municipal Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through March 31, 2014, were audited by other auditors whose report dated May 27, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
May 25, 2016

Nuveen Investments	13

NIM
Nuveen Select Maturities Municipal Fund
	Portfolio of Investments	March 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.3%
	MUNICIPAL BONDS – 98.3%
	Alabama – 0.2%
$125	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	$125,629
75	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015, 4.000%, 3/01/36	3/26 at 100.00	BBB	76,073
200	Total Alabama			201,702
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	174,956
	Arizona – 3.0%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A:
255	5.000%, 2/01/20	No Opt. Call	BBB+	289,634
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	326,279
70	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A2	86,642
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	483,348
685	5.000%, 7/01/26	7/22 at 100.00	A1	774,187
685	5.000%, 7/01/27	7/22 at 100.00	A1	769,371
100	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	105,594
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
150	5.000%, 12/01/17	No Opt. Call	BBB+	159,158
135	5.250%, 12/01/19	No Opt. Call	BBB+	151,922
95	5.000%, 12/01/32	No Opt. Call	BBB+	114,619
575	5.000%, 12/01/37	No Opt. Call	BBB+	705,203
3,465	Total Arizona			3,965,957
	Arkansas – 0.4%
525	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A2	549,119
	California – 6.8%
300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	372,057
125	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2008A, 1.450%, 8/15/33 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	125,979
145	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2008C, 1.450%, 8/15/23 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	146,135
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	110,196
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	311,428
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	213,809

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	$608,711
125	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	142,680
260	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	271,879
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB–	279,608
710	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B+	718,747
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32	9/24 at 100.00	N/R	112,115
365	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	382,440
	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
250	5.000%, 9/01/21 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	254,800
250	5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	254,800
500	5.000%, 9/01/23 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	509,600
1,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (6)	2/28 at 100.00	AA	922,710
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 – AGC Insured	No Opt. Call	AA	1,525,320
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	40,649
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 0.000%, 8/01/37	No Opt. Call	AA+	937,180
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29	1/25 at 100.00	BBB–	466,572
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/25	No Opt. Call	Baa1	255,426
10,170	Total California			8,962,841
	Colorado – 1.1%
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	192,996
245	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	132,626
10	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/18 – NPFG Insured	No Opt. Call	AA–	10,918
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	351,850
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20	No Opt. Call	N/R	540,835
200	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	231,914
2,255	Total Colorado			1,461,139
	Connecticut – 0.7%
900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/08/18)	No Opt. Call	AAA	900,990
	Delaware – 0.1%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	BBB	185,968

Nuveen Investments	15

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia – 1.0%
$120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	$122,471
990	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	1,240,916
1,110	Total District of Columbia			1,363,387
	Florida – 4.7%
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
545	5.000%, 6/01/22	12/21 at 100.00	AA–	646,893
365	5.000%, 6/01/25	12/24 at 100.00	AA–	449,527
190	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.375%, 6/01/16	No Opt. Call	A+	191,579
195	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	AA–	211,983
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	AA–	54,355
455	5.000%, 6/01/20	No Opt. Call	AA–	523,286
370	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.000%, 11/01/33	11/23 at 100.00	BBB–	415,336
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	638,310
	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
370	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	372,942
150	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	151,209
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA	11,283
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	11,261
750	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	824,460
75	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	85,785
45	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	46,600
720	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	758,974
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
120	5.000%, 9/01/22	No Opt. Call	A+	142,928
350	5.000%, 9/01/23	9/22 at 100.00	A+	412,850
185	5.000%, 9/01/25	9/22 at 100.00	A+	218,507
5,555	Total Florida			6,168,068
	Georgia – 1.0%
240	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%, 8/01/25 (Pre-refunded 8/01/22) – NPFG Insured	8/22 at 100.00	AA– (4)	269,438
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/23	10/22 at 100.00	Baa2	1,063,620
1,140	Total Georgia			1,333,058

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Guam – 0.3%
$140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	$162,054
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	177,309
290	Total Guam			339,363
	Hawaii – 0.5%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	BB+	223,528
10	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	AA–	12,229
400	HAWAIIAN ELECTRIC COMPANY INC. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	416,400
610	Total Hawaii			652,157
	Illinois – 15.3%
310	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/17	No Opt. Call	B+	294,708
500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	457,010
300	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2015A, 5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	339,201
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
150	5.000%, 1/01/22	No Opt. Call	BBB+	156,609
200	5.000%, 1/01/23	No Opt. Call	BBB+	207,758
225	5.000%, 1/01/24	No Opt. Call	BBB+	230,942
115	5.000%, 1/01/25	No Opt. Call	BBB+	116,128
55	5.000%, 1/01/26	No Opt. Call	BBB+	54,661
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA	366,545
2,000	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 – AGC Insured	3/17 at 100.00	AA	2,071,818
440	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	530,411
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	525,987
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	632,944
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	502,111
470	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 4.625%, 9/01/39	9/24 at 100.00	BBB	498,040
275	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	A+	296,632
890	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	960,630
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	Baa3	255,925
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	A–	412,953
325	5.000%, 2/01/26	2/24 at 100.00	A–	360,068
445	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	445,000

Nuveen Investments	17

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Refunding Series 2012:
$390	5.000%, 8/01/20	No Opt. Call	A–	$432,296
335	5.000%, 8/01/21	No Opt. Call	A–	372,168
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,119,700
290	5.000%, 8/01/23	No Opt. Call	A–	326,494
	Illinois State, General Obligation Bonds, Series 2006A:
25	5.000%, 6/01/24	12/16 at 100.00	A–	25,583
10	5.000%, 6/01/27	12/16 at 100.00	A–	10,211
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/17 at 100.00	A–	231,325
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A–	317,772
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	A–	318,450
240	5.500%, 7/01/26	7/23 at 100.00	A–	272,294
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured	No Opt. Call	Aa3	1,320,660
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	757,090
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
720	5.000%, 6/01/19	No Opt. Call	A	800,870
1,000	5.250%, 6/01/21	No Opt. Call	A	1,174,940
60	6.250%, 6/01/24	6/16 at 100.00	A	60,578
580	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	643,307
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
50	7.250%, 11/01/33	11/23 at 100.00	AA	69,178
45	7.250%, 11/01/36	11/23 at 100.00	AA	61,698
200	7.625%, 11/01/48	11/23 at 100.00	AA	275,732
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
230	5.000%, 3/01/33	3/25 at 100.00	A	265,556
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	166,804
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/22	No Opt. Call	A+	564,840
355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008, 5.750%, 6/01/28	6/18 at 100.00	AA	385,899
515	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	580,930
19,055	Total Illinois			20,270,456
	Indiana – 2.6%
165	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	161,634
425	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	436,496
175	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	200,587
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	A	164,311
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	285,404
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	265,370

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 5.000%, 2/01/29	8/24 at 100.00	A	$294,205
865	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A2	868,780
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A2	699,000
3,125	Total Indiana			3,375,787
	Iowa – 0.7%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27	6/20 at 100.00	A2	558,625
335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	346,072
835	Total Iowa			904,697
	Kansas – 0.1%
100	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/22	No Opt. Call	A+	120,586
45	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	33,957
145	Total Kansas			154,543
	Kentucky – 1.4%
350	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	376,250
500	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	522,790
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	392,231
200	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	201,492
320	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	321,962
1,710	Total Kentucky			1,814,725
	Louisiana – 2.5%
240	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	241,003
60	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/23 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	60,456
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1:
155	5.875%, 6/01/23	6/18 at 100.00	AA	170,895
10	6.000%, 6/01/24	6/18 at 100.00	AA	11,060
660	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016B, 3.500%, 6/01/30	6/21 at 100.00	A2	671,220
475	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	493,007
210	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	220,889

Nuveen Investments	19

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
$350	5.000%, 5/15/22	No Opt. Call	Baa1	$407,484
200	5.000%, 5/15/24	No Opt. Call	Baa1	237,924
110	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	A+	136,010
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	116,794
525	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	573,122
3,095	Total Louisiana			3,339,864
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	40,416
	Massachusetts – 1.2%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A, 5.000%, 7/01/27	7/24 at 100.00	BBB–	219,674
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.000%, 10/01/19	10/17 at 100.00	N/R	516,200
100	Massachusetts Development Finance Agency, Revenue Bonds, Roxbury Latin School, Series 2014A, 3.250%, 7/01/33	7/25 at 100.00	AA–	103,708
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/20 at 100.00	N/R	100,386
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	471,814
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A:
100	5.000%, 8/15/18 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA+ (4)	105,926
70	5.000%, 8/15/20 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA+ (4)	74,148
1,540	Total Massachusetts			1,591,856
	Michigan – 2.2%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B, 0.000%, 7/01/23	No Opt. Call	BB	266,884
155	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	4/18 at 100.00	A3	155,384
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	189,617
845	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A, 5.375%, 4/01/18 – NPFG Insured	4/18 at 100.00	AA–	847,096
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	BBB+	172,241
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	514,345
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	792,293
2,905	Total Michigan			2,937,860
	Missouri – 2.4%
	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006:
595	5.000%, 12/01/26 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	612,933
515	5.000%, 12/01/27 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	530,522
355	5.000%, 12/01/28 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	365,700

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	$112,024
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB+	30,769
1,070	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,218,409
235	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%, 8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)	7/20 at 100.00	AA+ (4)	267,700
2,900	Total Missouri			3,138,057
	Montana – 0.4%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 5.000%, 7/01/33	1/23 at 100.00	N/R	270,514
190	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	202,633
450	Total Montana			473,147
	Nebraska – 0.1%
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	114,505
	Nevada – 2.2%
1,470	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	1,697,527
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB+	287,765
50	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	54,303
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/23	7/21 at 100.00	AA	904,828
2,545	Total Nevada			2,944,423
	New Hampshire – 0.1%
105	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project , Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	108,902
	New Jersey – 6.1%
65	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+	65,287
250	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	284,625
120	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – AGC Insured (ETM)	No Opt. Call	Aaa	121,264
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
150	4.000%, 6/15/19	No Opt. Call	BBB+	157,797
280	5.000%, 6/15/20	No Opt. Call	BBB+	306,860
150	5.000%, 6/15/21	No Opt. Call	BBB+	165,959
335	5.000%, 6/15/22	No Opt. Call	BBB+	372,430
350	5.000%, 6/15/23	6/22 at 100.00	BBB+	385,490
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	230,189
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	554,962
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	162,303
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	102,787
300	5.000%, 6/15/28	No Opt. Call	BBB+	322,701

Nuveen Investments	21

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	$246,660
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	1,099,840
100	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	107,052
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A–	543,680
1,515	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	1,691,710
330	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	365,521
170	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	188,520
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/22	No Opt. Call	A3	249,600
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
195	4.500%, 6/01/23	6/17 at 100.00	BB	198,524
150	4.625%, 6/01/26	6/17 at 100.00	B+	151,257
8,180	Total New Jersey			8,075,018
	New Mexico – 1.0%
715	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Four Corners Project, Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	724,953
490	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	547,497
1,205	Total New Mexico			1,272,450
	New York – 5.5%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	251,992
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015:
145	5.000%, 7/01/23	No Opt. Call	BBB+	172,389
195	5.000%, 7/01/24	No Opt. Call	BBB+	233,786
770	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A, 5.000%, 5/15/25	5/22 at 100.00	AA	930,283
435	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	505,148
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
195	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	174,958
135	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	114,325
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B:
25	5.000%, 12/01/35 (Pre-refunded 6/01/16) – AGM Insured	6/16 at 100.00	AA (4)	25,188
200	5.000%, 12/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	201,506
405	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16)	9/16 at 100.00	A– (4)	412,432
825	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	838,588

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,445	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	$1,620,683
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA	378,299
565	5.000%, 6/01/18	No Opt. Call	AA	615,737
220	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B, 5.000%, 6/01/22	6/17 at 100.00	AA	230,622
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
60	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	70,621
60	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	71,729
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 5.000%, 11/15/21	No Opt. Call	AA–	481,732
6,660	Total New York			7,330,018
	North Carolina – 1.2%
1,315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	1,613,163
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	238,498
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	775,119
850	Total North Dakota			1,013,617
	Ohio – 3.5%
80	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Aa1	83,482
1,325	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	1,253,344
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	522,134
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	55,003
225	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	249,813
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	A1	26,655
30	4.000%, 10/01/19	No Opt. Call	A1	32,628
40	4.000%, 10/01/20	No Opt. Call	A1	44,033
45	5.000%, 10/01/21	No Opt. Call	A1	52,380
35	5.000%, 10/01/22	No Opt. Call	A1	41,411
175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Baa3	180,754
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	Baa3	102,161
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/34 (6)	2/31 at 100.00	A+	1,855,358
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	103,066
4,710	Total Ohio			4,602,222

Nuveen Investments	23

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.7%
$935	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	Baa3	$939,497
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	209,356
10	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.000%, 6/01/17	No Opt. Call	A	10,466
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	510,490
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	504,850
500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (4)	572,550
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27	1/24 at 100.00	AA	616,160
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	311,708
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (Alternative Minimum Tax)	No Opt. Call	BBB	274,420
225	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/22	7/17 at 100.00	Aaa	237,483
185	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 – AGC Insured (ETM)	5/16 at 100.00	AA (4)	201,078
125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	127,285
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA–	668,665
880	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	991,311
875	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA	995,540
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.750%, 8/01/21	No Opt. Call	A–	375,854
6,825	Total Pennsylvania			7,546,713
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	216,680
	South Carolina – 4.4%
515	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	530,399
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,783,443
3,040	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	A3	3,493,413
5,095	Total South Carolina			5,807,255

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota – 0.8%
$1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	$1,046,120
	Tennessee – 0.3%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A	117,775
180	5.000%, 1/01/23	No Opt. Call	A	216,515
285	Total Tennessee			334,290
	Texas – 11.1%
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2007:
130	5.000%, 5/01/23 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	A+ (4)	136,136
15	5.000%, 5/01/24 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	A+ (4)	15,708
40	5.000%, 5/01/25 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	A+ (4)	41,888
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	A+ (4)	11,935
135	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 4.500%, 5/01/25 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	AA– (4)	135,464
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds, Series 2009:
45	5.000%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	A+ (4)	50,571
145	5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	A+ (4)	162,951
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/16) (5)	5/16 at 100.00	N/R	612
525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	627,974
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/31	7/25 at 100.00	BBB+	1,165,730
1,875	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series 2006A, 5.000%, 8/15/20 (Pre-refunded 8/15/16)	8/16 at 100.00	AAA	1,906,854
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/24	No Opt. Call	A3	187,981
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	480,431
35	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	38,411
140	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25	9/16 at 100.00	A2	142,605
860	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	877,002
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	401,160
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	512,268
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	225,244
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	Baa2	111,018
100	5.250%, 12/01/28	12/25 at 100.00	Baa2	113,503

Nuveen Investments	25

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
$400	5.000%, 8/15/24	8/22 at 100.00	Aa2	$481,576
380	5.000%, 8/15/25	8/22 at 100.00	Aa2	454,260
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
100	0.000%, 9/01/43 (6)	9/31 at 100.00	AA+	97,121
490	0.000%, 9/01/45 (6)	9/31 at 100.00	AA+	522,026
750	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	896,123
455	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A, 5.000%, 1/01/23	No Opt. Call	A1	551,651
2,870	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	3,118,712
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.975%, 12/15/17	No Opt. Call	BBB+	454,754
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	122,844
165	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	190,323
465	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	537,856
13,500	Total Texas			14,772,692
	Virginia – 0.5%
565	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	630,597
	Washington – 2.5%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	A+	1,201,960
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	1,173,144
455	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	462,621
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	640,710
3,090	Total Washington			3,478,435
	Wisconsin – 3.6%
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	Aa3	838,495
15	5.000%, 4/01/22	No Opt. Call	Aa3	18,042
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B, 5.000%, 7/15/20	No Opt. Call	A2	368,050
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	782,811
30	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/17	No Opt. Call	AA	31,729
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
500	5.250%, 8/15/18 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	508,815
180	5.250%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	183,173

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/26	12/24 at 100.00	AA–	$1,803,195
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
45	5.000%, 5/01/21	5/19 at 100.00	AA–	50,657
35	5.375%, 5/01/25	5/19 at 100.00	AA–	39,672
40	5.625%, 5/01/28	5/19 at 100.00	AA–	45,499
150	6.000%, 5/01/33	5/19 at 100.00	AA–	172,125
4,250	Total Wisconsin			4,842,263
$122,820	Total Municipal Bonds (cost $121,651,289)			130,049,476

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$17	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$$498
4	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	132
$21	Total Corporate Bonds (cost $1,880)				630
	Total Long-Term Investments (cost $121,653,169)				130,050,106

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7%
	MUNICIPAL BONDS – 0.7%
	Michigan – 0.7%
$1,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17) (9)	No Opt. Call	A–1	$1,007,140
	Total Short-Term Investments (cost $1,000,000)			1,007,140
	Total Investments (cost $122,653,169) – 99.0%			131,057,246
	Other Assets Less Liabilities – 1.0%			1,279,937
	Net Assets – 100%			$132,337,183

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.
See accompanying notes to financial statements.

Nuveen Investments	27

Statement of
	Assets and Liabilities	March 31, 2016

Assets
Long-term investments, at value (cost $121,653,169)	$130,050,106
Short-term investments, at value (cost $1,000,000)	1,007,140
Cash	265,292
Receivable for interest	1,551,076
Other assets	6,394
Total assets	132,880,008
Liabilities
Payable for:
Dividends	314,752
Investments purchased	125,396
Accrued expenses:
Management fees	51,679
Trustees fees	857
Other	50,141
Total liabilities	542,825
Net assets	$132,337,183
Shares outstanding	12,442,881
Net asset value ("NAV") per share outstanding	$10.64
Net assets consist of:
Shares, $0.01 par value per share	$124,429
Paid-in surplus	123,816,785
Undistributed (Over-distribution of) net investment income	114,263
Accumulated net realized gain (loss)	(122,371)
Net unrealized appreciation (depreciation)	8,404,077
Net assets	$132,337,183
Authorized shares	Unlimited
See accompanying notes to financial statements.

28	Nuveen Investments

Statement of
	Operations	Year Ended March 31, 2016

Investment Income	$4,689,678
Expenses
Management fees	606,811
Custodian fees	41,781
Trustees fees	3,539
Professional fees	23,143
Shareholder reporting expenses	33,076
Shareholder servicing agent fees	5,426
Stock exchange listing fees	7,939
Investor relations expenses	14,665
Other	15,774
Total expenses	752,154
Net investment income (loss)	3,937,524
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	147,244
Change in net unrealized appreciation (depreciation) of investments	512,937
Net realized and unrealized gain (loss)	660,181
Net increase (decrease) in net assets from operations	$4,597,705
See accompanying notes to financial statements.

Nuveen Investments	29

Statement of
Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/16	3/31/15
Operations
Net investment income (loss)	$3,937,524	$4,233,348
Net realized gain (loss) from investments	147,244	179,611
Change in net unrealized appreciation (depreciation) of investments	512,937	2,467,709
Net increase (decrease) in net assets from operations	4,597,705	6,880,668
Distributions to Shareholders
From net investment income	(4,089,960)	(4,244,414)
Decrease in net assets from distributions to shareholders	(4,089,960)	(4,244,414)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	11,750	28,128
Net increase (decrease) in net assets from capital share transactions	11,750	28,128
Net increase (decrease) in net assets	519,495	2,664,382
Net assets at the beginning of period	131,817,688	129,153,306
Net assets at the end of period	$132,337,183	$131,817,688
Undistributed (Over-distribution of) net investment income at the end of period	$114,263	$270,613
See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial
Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Year Ended 3/31:
2016	$10.59	$0.32	$0.06	$0.38	$(0.33)	$—	$(0.33)	$10.64	$10.57
2015	10.38	0.34	0.21	0.55	(0.34)	—	(0.34)	10.59	10.78
2014	10.63	0.36	(0.27)	0.09	(0.34)	—	(0.34)	10.38	10.18
2013	10.45	0.37	0.18	0.55	(0.37)	—	(0.37)	10.63	10.35
2012	10.02	0.40	0.44	0.84	(0.41)	—	(0.41)	10.45	10.23

32	Nuveen Investments

				Ratios/Supplemental Data
Total Returns					Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price	(a)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	(b)
3.66%		1.24%		$132,337	0.57%	3.01%	20%
5.37		9.39		131,818	0.58	3.23	16
0.95		1.83		129,153	0.58	3.44	15
5.32		4.77		132,277	0.56	3.51	17
8.49		8.49		129,868	0.62	3.92	17

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange ("NYSE") symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is March 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2016 (the "current fiscal period").
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in it's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

34	Nuveen Investments

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service approved by the Fund's Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a

Nuveen Investments	35

Notes to Financial Statements (continued)
security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$130,049,476	$—		$130,049,476
Corporate Bonds**	—	—	630	***	630
Short-Term Investments:
Municipal Bonds*	—	1,007,140	—		1,007,140
Total	$—	$131,056,616	$630		$131,057,246

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair

36	Nuveen Investments

value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Transactions in Fund shares during the Fund's current and prior fiscal period, were as follows:

	Year	Year
	Ended	Ended
	3/31/16	3/31/15
Shares issued to shareholders due to reinvestment of distributions	1,111	2,650
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $29,402,851 and $26,520,231, respectively.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$122,501,074
Gross unrealized:
Appreciation	$8,656,576
Depreciation	(100,404)
Net unrealized appreciation (depreciation) of investments	$8,556,172

Nuveen Investments	37

Notes to Financial Statements (continued)
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Fund's components of net assets as of March 31, 2016, the Fund's tax year end, as follows:

Paid-in-surplus	$6
Undistributed (Over-distribution of) net investment income	(3,914)
Accumulated net realized gain (loss)	3,908
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2016, the Fund's tax year end, were as follows:

Undistributed net tax-exempt income1	$274,096
Undistributed net ordinary income2	—
Undistributed net long-term capital gains	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2016, paid on April 1, 2016.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended March 31, 2016 and March 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net tax-exempt income3	$3,994,604
Distributions from net ordinary income2	113,990
Distributions from net long-term capital gains	—
2015
Distributions from net tax-exempt income	$4,254,292
Distributions from net ordinary income2	2,488
Distributions from net long-term capital gains	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Fund hereby designates these amounts paid during the fiscal year ended March 31, 2016, as Exempt Interest Dividends.
As of March 31, 2016, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
March 31, 2017	$110,784
Not subject to expiration	—
Total	$110,784
During the Fund's tax year ended March 31, 2016, the Fund utilized $150,231 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

38	Nuveen Investments

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For net assets over $2 billion	0.2375
The annual complex-level fee, payable monthly, for the Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily net assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2016, the complex-level fee rate for the Fund was 0.1632%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund engaged in inter-fund trades pursuant to these procedures as follows:

Purchases	$176,745
Sales	—

Nuveen Investments	39

Notes to Financial Statements (continued)
8. Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
During the current fiscal period, the Fund, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

40	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.**	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member and will retire from the Fund's Board of Trustees effective May 31, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	41

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

42	Nuveen Investments

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	43

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	189

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	189

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
189

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
189

44	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
189

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	189

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	189

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
189

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
189

Nuveen Investments	45

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2015) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	189

■	THOMAS S. SCHREIER, JR.(2)(3) 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class III
Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); formerly, Co-Chief Executive Officer of Nuveen Securities, LLC (2011-2016); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director and Vice Chair of Allina Health and a member of its Finance, Audit and Investment Committees; Director of the Minneapolis Institute of Art; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
189

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					190

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	83

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2009	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	190

46	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	190

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	190

■	SHERRI A. HLAVACEK 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2015
Executive Vice President (since 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President, (formerly,Managing Director), Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					190

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	190

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	83

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	190

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					190

Nuveen Investments	47

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	190

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	190

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Mr. Schreier will retire from the Funds' Board of Trustees effective May 31, 2016.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Notes

Nuveen Investments	51

Nuveen Investments:
                     Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

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EAN-A-0316D 16358-INV-Y-05/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2016	$20,165	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2015	$19,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2016	$ 0	$ 0	$ 0	$ 0
March 31, 2015	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	15	$21.04 billion
	Other Pooled Investment Vehicles	1	$52.7 million
	Other Accounts	2	$53.4 million
*	Assets are as of March 31, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NIM AS OF MARCH 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 6, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 6, 2016